UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
March 9, 2012
Date of Report (Date of earliest event reported)
NOVASTAR FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-13533	74-2830661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2114 Central Street, Suite 600, Kansas City, MO 64108
(Address of principal executive offices) (Zip Code)
(816) 237-7000
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

NovaStar Financial, Inc. (the “Company”) today announced that on March 8, 2012, the Board of Directors of the Company (the “Board of Directors”) appointed Steve Haslam as Chief Operating Officer of the Company, and on March 1, 2012, the Board of Directors appointed Matthew Lautz as Vice President and Chief Information Officer of the Company and Brett Monger as Vice President and Chief Accounting Officer of the Company (collectively, the “Appointed Officers”).

There is no arrangement or understanding between any Appointed Officer and any other person pursuant to which an Appointed Officer was appointed as an executive officer of the Company. There are no transactions in which any Appointed Officer has an interest requiring disclosure under Item 404(a) of Regulation S-K. Each Appointed Officer will participate in the usual compensation and benefit programs available to an executive officer of the Company and has executed an employment agreement with the Company as discussed below.
Steve Haslam, Chief Operating Officer
Mr. Haslam, age 56, has been the Chief Executive Officer of StreetLinks since its inception in August of 2008. Mr. Haslam will continue to serve as the Chief Executive Officer of StreetLinks in addition to his new role as Chief Operating Officer of the Company. Prior to his employment with StreetLinks, Mr. Haslam served as Senior Vice President of the Company's Retail Lending Division since joining the Company in December 2002.

Though Mr. Haslam continues to serve as the Chief Executive Officer of StreetLinks, in anticipation of Mr. Haslam entering an employment agreement with the Company, Mr. Haslam and StreetLinks entered into a Separation and Release Agreement on March 8, 2012, pursuant to which Mr. Haslam's employment with StreetLinks was terminated. Under this agreement, Mr. Haslam waived his rights to severance compensation and other claims under his employment agreement with StreetLinks to which Mr. Haslam may have otherwise have been entitled.

Mr. Haslam's termination by StreetLinks triggered the Company's right of first refusal to purchase Mr. Haslam's membership units of StreetLinks under the operating agreement of StreetLinks. Mr. Haslam held 1,927 membership units of StreetLinks which represents approximately 4.89% of the outstanding StreetLinks membership units. Pursuant to a Membership Interest Purchase Agreement, dated March 8, 2012, by and between Mr. Haslam and the Company (the “Purchase Agreement”), Mr. Haslam sold all of his 1,927 membership units of StreetLinks to the Company. The total purchase price under the Purchase Agreement is $6,112,500 (the “Purchase Price”), which is payable to Mr. Haslam as follows: $500,000 on March 8, 2012, $500,000 on June 30, 2012, $250,000 on the last day of each quarter thereafter until March 8, 2016, on which date the unpaid principal balance of $1,612,500 is to be paid, plus interest at the rate of four percent per annum, compounded quarterly, on the unpaid balance shall accrue and be paid with regard to all payments other than the initial payment. Mr. Haslam's sole remedy for non-payment by the Company under the Purchase Agreement is an equitable right to return of the amount of StreetLinks membership units attributable to the pro-rata portion of the Purchase Price then owed but not paid.
On March 8, 2012, Mr. Haslam and the Company entered into an employment agreement (the “Haslam Employment Agreement”). Under the terms of the Haslam Employment Agreement, Mr. Haslam's employment with the Company shall continue for a period of three years, unless sooner terminated, and the Haslam Employment Agreement shall renew for successive one-year periods unless the Company or Mr. Haslam has given written notice of termination to the other party within 60 days of any annual renewal date. Mr. Haslam receives an annual base salary of $400,000, subject to annual increases, but such amount shall be reduced by any base salary paid to Mr. Haslam by any other member of the “Company Group” (as defined in the Haslam Employment Agreement). He also receives Incentive Pay (as defined in the Haslam Employment Agreement) of one percent of “Cash Earnings” (as defined in the Haslam Employment Agreement) prorated based on the number of days Mr. Haslam was employed by the Company in such year, with the maximum amount of such Incentive Pay paid in any one year equal to three times Mr. Haslam's base salary then in effect.
In the event that Mr. Haslam's employment is terminated by the Company without “cause,” by Mr. Haslam for “good reason” or following a “Change in Control” (as such terms are defined in the Haslam Employment Agreement), Mr. Haslam will receive, in addition to payment for accrued but unpaid or unused salary, vacation time and business expenses, a severance amount equal to twelve months of Mr. Haslam's annual base salary in effect at the time of termination in equal installments over twelve months. Mr. Haslam is bound by certain non-competition, non-solicitation, confidentiality and similar obligations under, and as more particularly described in, the Haslam Employment Agreement.
On March 8, 2012, the Board of Directors granted Mr. Haslam an option (the “Haslam Option”) to purchase 1,500,000 shares (the “Haslam Option Shares”) of Common Stock at a price of $0.63 per share, which was the closing price of the Common Stock as quoted by Pink OTC Markets' inter-dealer quotation service on March 8, 2012, pursuant to a Stock Option Agreement between Mr. Haslam and the Company (the “Haslam Option Agreement”). The Haslam Option vests and becomes exercisable in four equal installments–on March 8 of 2013, 2014, 2015 and 2016–and terminates on March 8, 2022. The Haslam Option was granted under the Amended 2004 Plan.
Upon Mr. Haslam's death or Disability (as defined in the Amended 2004 Plan), the Haslam Option may be exercised, to the extent the Haslam Option Shares are then vested, for a period of twelve months after death or Disability or until the expiration of the Haslam Option term, whichever period is shorter. Upon Mr. Haslam's termination from employment with the Company for any other reason, the Haslam Option may be exercised, to the extent it has become exercisable, for a period of three months from the date of such termination or until the expiration of the Haslam Option term, whichever is shorter; provided, however, if Mr. Haslam dies during the aforementioned three-month period, the Haslam Option may be exercised, to the extent it has become exercisable, for a period of three months from the date of death or until the expiration of the Haslam Option term, whichever is shorter.
The foregoing descriptions of the Membership Interest Purchase Agreement, Haslam Employment Agreement and the Haslam Option Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

Matthew Lautz, Vice President and Chief Information Officer
Mr. Lautz, age 29, served as the Chief Technology Officer of StreetLinks LLC, a majority-owned subsidiary of the Company (“StreetLinks”), since November 2010. He is responsible for corporate technology initiatives, including overseeing software development for multiple product lines and management of technology infrastructures. From October 2009 to November 2010, Mr. Lautz was President of Corvisa, LLC, a majority-owned subsidiary of StreetLinks. Previously, Mr. Lautz held the title of Chief Executive Officer at Brevient Communications, a voiceover intellectual property and software development firm in Milwaukee, Wisconsin.
On March 2, 2012, Mr. Lautz and the Company entered into an employment agreement (the “Lautz Employment Agreement”). Under the terms of the Lautz Employment Agreement, Mr. Lautz's employment with the Company shall continue for a period of three years, unless sooner terminated, and the Lautz Employment Agreement shall renew for successive one-year periods unless the Company or Mr. Lautz has given written notice of termination to the other party within 60 days of any annual renewal date. Mr. Lautz receives an annual base salary of $200,000, subject to annual increases, but such amount shall be reduced by any base salary paid to Mr. Lautz by any other member of the “Company Group” (as defined in the Lautz Employment Agreement). He also receives Incentive Pay (as defined in the Lautz Employment Agreement) of up to $150,000 for any year based on goals established by the Company from time to time, but such amount shall be reduced by any Incentive Pay paid to Mr. Lautz by any other member of the Company Group.
In the event that Mr. Lautz's employment is terminated by the Company without “cause,” by Mr. Lautz for “good reason” or following a “Change in Control” (as such terms are defined in the Lautz Employment Agreement), Mr. Lautz will receive, in addition to payment for accrued but unpaid or unused salary, vacation time and business expenses, a severance amount equal to twelve months of Mr. Lautz's annual base salary in effect at the time of termination in equal installments over twelve months. Mr. Lautz is bound by certain non-competition, non-solicitation, confidentiality and similar obligations under, and as more particularly described in, the Lautz Employment Agreement.
The foregoing description of the Lautz Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is attached hereto as Exhibit 10.4 and incorporated herein by reference.
Brett Monger, Vice President and Chief Accounting Officer

Mr. Monger, age 33, joined the Company in September 2006 as an Accounting Manager responsible for corporate accounting matters. In 2008, he became the Financial Reporting Manager responsible for the Company's Securities and Exchange Commission filings, technical accounting issues and other financial reporting matters. In 2011, he became the Corporate Controller responsible for the Company's accounting and reporting functions, and Mr. Monger will continue to act as Corporate Controller after his new appointment by the Board of Directors. From July 2001 to September 2006, Mr. Monger was employed by McGladrey & Pullen LLP in Kansas City, Missouri, where he worked in the audit function, most recently as an audit supervisor. He worked primarily with clients in the financial institution, wholesale-retail and manufacturing industries.
Effective March 1, 2012, Mr. Monger and the Company entered into an employment agreement (the “Monger Employment Agreement”). Under the terms of the Monger Employment Agreement, Mr. Monger's employment with the Company shall continue for a period of three years, unless sooner terminated, and the Monger Employment Agreement shall renew for successive one-year periods unless the Company or Mr. Monger has given written notice of termination to the other party within 60 days of any annual renewal date. Mr. Monger receives an annual base salary of $100,000, subject to annual increases, but such amount shall be reduced by any base salary paid to Mr. Monger by any other member of the “Company Group” (as defined in the Monger Employment Agreement). He also receives Incentive Pay (as defined in the Monger

Employment Agreement) based on goals established by the Company from time to time, but such amount shall be reduced by any Incentive Pay paid to Mr. Monger by any other member of the Company Group.
In the event that Mr. Monger's employment is terminated by the Company without “cause,” by Mr. Monger for “good reason” or following a “Change in Control” (as such terms are defined in the Monger Employment Agreement), Mr. Monger will receive, in addition to payment for accrued but unpaid or unused salary, vacation time and business expenses, a severance amount equal six months of Mr. Monger's annual base salary in effect at the time of termination in equal installments over six months. Mr. Monger is bound by certain non-competition, non-solicitation, confidentiality and similar obligations under, and as more particularly described in, the Monger Employment Agreement.
On March 8, 2012, the Board of Directors granted Mr. Monger an option (the “Monger Option”) to purchase 50,000 shares (the “Monger Option Shares”) of Common Stock at a price of $0.63 per share, which was the closing price of the Common Stock as quoted by Pink OTC Markets' inter-dealer quotation service on March 8, 2012, pursuant to a Stock Option Agreement between Mr. Monger and the Company (the “Monger Option Agreement”). The Monger Option vests and becomes exercisable in four equal installments–on March 8 of 2013, 2014, 2015 and 2016–and terminates on March 8, 2022. The Monger Option was granted under the Amended and Restated NovaStar Financial, Inc. 2004 Incentive Stock Plan (the “Amended 2004 Plan”).
Upon Mr. Monger's death or Disability (as defined in the Amended 2004 Plan), the Monger Option may be exercised, to the extent the Monger Option Shares are then vested, for a period of twelve months after death or Disability or until the expiration of the Monger Option term, whichever period is shorter. Upon Mr. Monger's termination from employment with the Company for any other reason, the Monger Option may be exercised, to the extent it has become exercisable, for a period of three months from the date of such termination or until the expiration of the Monger Option term, whichever is shorter; provided, however, if Mr. Monger dies during the aforementioned three-month period, the Monger Option may be exercised, to the extent it has become exercisable, for a period of three months from the date of death or until the expiration of the Monger Option term, whichever is shorter.
The foregoing descriptions of the Monger Employment Agreement and the Monger Option Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are attached hereto as Exhibits 10.5 and 10.6, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is filed with this report as required by Item 601 of Regulation S-K:

10.1	Membership Interest Purchase Agreement, dated March 8, 2012, by and between NovaStar Financial, Inc. and Steve Haslam
10.2	Employment Agreement, dated as of March 8, 2012, by and between NovaStar Financial, Inc. and Steve Haslam
10.3	Stock Option Agreement, dated March 8, 2012, by and between NovaStar Financial, Inc. and Steve Haslam
10.4	Employment Agreement, dated as of March 2, 2012, by and between NovaStar Financial, Inc. and Matthew Lautz
10.5	Employment Agreement, dated as of March 1, 2012, by and between NovaStar Financial, Inc. and Brett Monger
10.6	Stock Option Agreement, dated March 8, 2012, by and between NovaStar Financial, Inc. and Brett Monger
99.1	Press Release, dated March 9, 2012, Announcing Officer Appointments

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVASTAR FINANCIAL, INC.

DATE: March 9, 2012	/s/ Rodney E. Schwatken Rodney E. Schwatken Chief Financial Officer